UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BEAM GLOBAL

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V20741 - Z85580 BEAM GLOBAL 5660 EASTGATE DRIVE SAN DIEGO, CA 92121 BEAM GLOBAL 2023 Annual Meeting Vote by August 23, 2023 11:59 PM ET You invested in BEAM GLOBAL and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 24, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* August 24, 2023 9:00 a.m. PDT The meeting will be held at the Company’s principal offices located at: 5660 Eastgate Drive San Diego, California 92121

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends For 1. Election of Directors Nominees: 1) Peter Davidson 2) Anthony Posawatz 3) Desmond Wheatley For 2. Approve, on a non - binding advisory basis, the compensation of our Named Executive Officers. For 3. Ratify the appointment of RSM US LLP as our independent registered public accountants for the fiscal year ending December 31, 2023. 4. To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. The shares represented by the proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s) . If no direction is made, the proxy will be voted FOR items 1 , 2 , and 3 , and no recommendation on item 4 . If any other matters properly come before the meeting, the person named in the proxy will vote in their discretion . V20742 - Z85580